Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,655,484
Unrealized Gain (Loss) on Market Value of Futures	1,483,163
Interest Income	242,618
ETF Transaction Fees	1,400
Total Income (Loss)	$4,382,665

Expenses
Management Fees	$407,702
Professional Fees	29,233
Brokerage Commissions	70,806
Non-interested Directors' Fees and Expenses	3,632
Prepaid Insurance Expense	2,416
Total Expenses	$513,789
Net Income (Loss)	$3,868,876

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/17	$636,292,824
Additions (150,000 Shares)	6,026,990
Withdrawals (1,700,000 Shares)	(68,528,464)
Net Income (Loss)	3,868,876

Net Asset Value End of Month	$577,660,226
Net Asset Value Per Share (14,350,000 Shares)	$40.26

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2017

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$584,675
Interest Income	2,809
ETF Transaction Fees	350
Total Income (Loss)	$587,834

Expenses
Management Fees	$3,920
Brokerage Commissions	68
Non-interested Directors' Fees and Expenses	43
Prepaid Insurance Expense	10
Total Expenses	$4,041
Net Income (Loss)	$583,793

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/17	$5,724,654
Additions (100,000 Shares)	1,706,343
Net Income (Loss)	583,793

Net Asset Value End of Month	$8,014,790
Net Asset Value Per Share (450,000 Shares)	$17.81

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended January 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(30,415)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(5)
Unrealized Gain (Loss) on Market Value of Futures	87,360
Unrealized Gain (Loss) on Foreign Currency Translations	433
Interest Income	758
Total Income (Loss)	$58,131

Expenses
Management Fees	$1,086
Brokerage Commissions	182
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	9
Total Expenses	$1,289
Net Income (Loss)	$56,842

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/17	$1,900,755
Net Income (Loss)	56,842

Net Asset Value End of Month	$1,957,597
Net Asset Value Per Share (100,000 Shares)	$19.58

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,625,069
Realized Trading Gain (Loss) on Foreign Currency Transactions	(5)
Unrealized Gain (Loss) on Market Value of Futures	2,155,198
Unrealized Gain (Loss) on Foreign Currency Translations	433
Interest Income	246,185
ETF Transaction Fees	1,750
Total Income (Loss)	$5,028,630

Expenses
Management Fees	$412,708
Professional Fees	29,233
Brokerage Commissions	71,056
Non-interested Directors' Fees and Expenses	3,687
Prepaid Insurance Expense	2,435
Total Expenses	$519,119
Net Income (Loss)	$4,509,511

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/17	$643,918,233
Additions (250,000 Shares)	7,733,333
Withdrawals (1,700,000 Shares)	(68,528,464)
Net Income (Loss)	4,509,511

Net Asset Value End of Month	$587,632,613

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612